INVESCO TAX-FREE INTERMEDIATE FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           1

                       72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
                                  Class A                  $30,719
                              2   Dividends for a second class of open-end company shares (000's Omitted)
                                  Class A2                 $ 3,098
                                  Class C                  $    71
                                  Class Y                  $ 7,420
                                  Class R5                 $   389

                       73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
                              1   Dividends from net investment income
                                  Class A                  $0.3336
                              2   Dividends for a second class of open-end company shares (form nnn.nnnn)
                                  Class A2                 $0.3626
                                  Class C                  $0.1612
                                  Class Y                  $0.3625
                                  Class R5                 $0.3612

                       74U.   1   Number of shares outstanding (000's Omitted)
                                  Class A                   83,136
                              2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                                  Class A2                   7,628
                                  Class C                      894
                                  Class Y                   24,187
                                  Class R5                   1,028

                       74V.   1   Net asset value per share (to nearest cent)
                                  Class A                  $ 11.59
                              2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                                  Class A2                 $ 11.61
                                  Class C                  $ 11.59
                                  Class Y                  $ 11.58
                                  Class R5                 $ 11.59

INVESCO TAX-EXEMPT CASH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                       $    52
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                       $    15
           Investor Class                $    12

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                       $0.0010
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                       $0.0010
           Investor Class                $0.0010

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                        81,583
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class Y                        10,991
           Investor Class                 18,969

74V.   1   Net asset value per share (to nearest cent)
           Class A                       $  1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class Y                       $  1.00
           Investor Class                $  1.00

INVESCO HIGH YIELD MUNICIPAL FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                  $246,029
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                  $  5,722
           Class C                  $ 51,045
           Class Y                  $ 36,784
           Class R5                 $    348

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                  $ 0.5268
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                  $ 0.5291
           Class C                  $ 0.4615
           Class Y                  $ 0.5516
           Class R5                 $ 0.5523

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                   459,856
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                     9,114
           Class C                   105,845
           Class Y                    72,277
           Class R5                      297

74V.   1   Net asset value per share (to nearest cent)
           Class A                  $   9.39
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                  $   9.43
           Class C                  $   9.36
           Class Y                  $   9.41
           Class R5                 $   9.41

INVESCO INTERMEDIATE TERM MUNICIPAL INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                 $12,877
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                 $   264
           Class C                 $ 3,495
           Class Y                 $ 5,179

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                 $0.3400
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                 $0.3465
           Class C                 $0.2641
           Class Y                 $0.3669

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                  36,526
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                     670
           Class C                  11,671
           Class Y                  13,768

74V.   1   Net asset value per share (to nearest cent)
           Class A                 $ 10.94
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                 $ 11.16
           Class C                 $ 10.92
           Class Y                 $ 10.93

INVESCO MUNICIPAL INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                       $ 66,648
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                       $    628
           Class C                       $  3,271
           Class Y                       $ 19,327
           Investor Class                $  3,165

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                       $ 0.5649
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                       $ 0.4641
           Class C                       $ 0.4629
           Class Y                       $ 0.5980
           Investor Class                $ 0.3613

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                        118,319
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                          1,181
           Class C                          7,176
           Class Y                         31,078
           Investor Class                   8,471

74V.   1   Net asset value per share (to nearest cent)
           Class A                       $  13.25
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                       $  13.22
           Class C                       $  13.19
           Class Y                       $  13.25
           Investor Class                $  13.26

INVESCO NEW YORK TAX FREE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    2/28/2014
FILE NUMBER:          811-7890
SERIES NO.:           12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                 $ 5,036
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                 $   131
           Class C                 $   615
           Class Y                 $   291

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                 $0.6072
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                 $0.6084
           Class C                 $0.4904
           Class Y                 $0.6457

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                   7,634
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                     185
           Class C                   1,210
           Class Y                     331

74V.   1   Net asset value per share (to nearest cent)
           Class A                 $ 15.30
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                 $ 15.33
           Class C                 $ 15.28
           Class Y                 $ 15.28